Commitments and Contingencies	9 Months Ended
Sep. 30, 2016
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES
NOTE 4:-	COMMITMENTS AND CONTINGENCIES

a.	Cyren Ltd., which was incorporated in Israel, partially financed its research and development expenditures under programs sponsored by the Office of Chief Scientist ("OCS") for the support of certain research and development activities conducted in Israel.

In connection with specific research and development, the Company received $2,611 of participation payments from the OCS. In return for the OCS's participation in these programs, the Company is committed to pay royalties at a rate of 3.5% of the developed product sales for the program, up to 100% of the amount of grants received plus interest at annual LIBOR rate. The Company's total commitment for royalties payable with respect to future sales, based on OCS participations received, net of royalties paid or accrued, totaled $2,123 as of September 30, 2016. For the nine month period ended September 30, 2016, and 2015, $113, and $90, respectively, were recorded as cost of revenues with respect to royalties due to the OCS.

b.	Operating leases:

Certain facilities of the Company are rented under non-cancellable operating lease agreements, which expire on various dates, the latest of which is in August 2026.

Facilities rent expenses for the nine months ended September 30, 2016 and 2015 were $801 and $731, respectively.

The minimum future lease payments due under the above agreements (and motor vehicle leases, which expire in 2019), at the exchange rate in effect on September 30, 2016, are as follows:

October 1, 2016 through December 31, 2016	$324
2017	1,537
2018	1,239
2019	925
2020	699
2021	626
2022 and thereafter	922

$6,272

c.	Litigation:

In 2014, the Company entered into arbitral proceedings with the former shareholders of eleven regarding an escrow agreement. Cyren and the former shareholders are disputing an amount of €740 thousand in the escrow account. In addition to the escrow dispute, in January 2015 the former shareholders had initiated claims of €781 thousand from the Company relating to the 2013 earn-out liability under the same purchase agreement.  The Company initiated a counter-claim in the total amount of €2,248 thousand. The former shareholders may claim an additional amount of €1,374 thousand for 2014 and 2015 earn-outs, bringing their total claim to €2,155 thousand, which could be offset by the Company’s counter-claim of €2,248 thousand. The dispute over the escrow amounts does not form a liability for the Company since the escrow funds are held outside of the Company’s balance sheet. Cyren has recognized the liability arising from the earn-out consideration on its balance sheet as of December 31, 2015 and there has been no change in that liability up to September 30, 2016.

On 30 September 2016, a hearing was held for the purpose of taking of witness evidence. Post hearing briefs were submitted on November 11, 2016. A ruling by the tribunal could be expected in the first quarter of 2017.